UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2020

ZOOM VIDEO COMMUNICATIONS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
55 Almaden Boulevard, 6th Floor San Jose, California		95113
(Address of Principal Executive Offices)		(Zip Code)

(888) 799-9666
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	ZM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2020, the board of directors (“Board”) of Zoom Video Communications, Inc. (the “Company”) approved an increase in the total authorized number of members of the Board to ten directors and elected Janet Napolitano to fill the newly created vacancy, effective November 2, 2020. Ms. Napolitano was elected as a Class III director for a term expiring at the Company’s 2022 annual meeting of stockholders. Ms. Napolitano is not expected to join any of the committees of the Board at this time.
Ms. Napolitano is a professor at the University of California Berkeley’s Goldman School of Public Policy. She previously served as President of the University of California from September 2013 until her departure in August 2020. Prior to her time serving as the President of the University of California, she served as the U.S. Secretary of Homeland Security from 2009 to 2013, as governor of the state of Arizona from 2003 to 2009, as attorney general of Arizona from 1998 to 2003 and as U.S. attorney for the District of Arizona from 1993 to 1997. Ms. Napolitano currently serves on the board of directors of Vir Biotechnology, Inc., a clinical-stage immunology company. Ms. Napolitano holds a B.S. in political science from Santa Clara University and a J.D. from the University of Virginia School of Law.
There is no arrangement or understanding between Ms. Napolitano and any other persons pursuant to which she was elected as a director. Ms. Napolitano has no direct or indirect material interest in any transaction required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K. Ms. Napolitano will enter into the Company’s standard from of indemnification agreement between the Company and its directors and executive officers.
Ms. Napolitano will be compensated as a member of the Board under the terms of the Company’s Non-Employee Director Compensation Policy.
Ms. Napolitano’s election to the Board is included in the press release attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 2, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ZOOM VIDEO COMMUNICATIONS, INC.

Dated: November 2, 2020

By: /s/ Aparna Bawa
Aparna Bawa
Chief Operating Officer